UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2007

Phantom Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50535	65-1048794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Grace Church St., Suite 302, Port Chester, NY 10573
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (206) 370-4758

Not applicable
(Former name or former address, if changed since last report)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 17, 2007, Phantom Entertainment, Inc. (the “Company”), entered into two Product Licensing Agreements (the “Agreements”) with Ione Technology Inc., a Taiwanese corporation (“Ione”), with the effective date of the Agreements being July 1, 2007 (the “Effective Date”). Pursuant to the first Agreement, the Company granted Ione an exclusive, non-transferable license to produce, distribute, market and sell both the Ione Brand Lapboard Mouse Combo Set and the Ione Brand Mouse product within 17 different countries throughout Asia (as more fully described in the first Agreement). Pursuant to the second Agreement, the Company granted Ione a non-exclusive, non-transferable license to produce, distribute, market and sell solely the Ione Brand Mouse product (the Ione Brand Mouse product and the Ione Brand Lapboard Mouse Combo Set shall collectively be referred to as the “Products”) within North America, South America, Africa, Europe, Australia and all countries outside of Asia (as more fully described in the second Agreement). In return for acquiring the aforementioned rights, Ione agreed to pay to the Company a certain royalty fee per unit of each of the Products. In addition, Ione and the Company agreed that the Products shall be sold no lower than a certain price. Furthermore, the Company and Ione agreed to certain standard late payment, indemnification, termination and confidentiality terms (as more fully set forth in the Agreements). The terms of the Agreements shall commence on the Effective Date and shall continue for 15 consecutive months thereafter unless earlier terminated or automatically renewed for successive one year terms as provided in the Agreements.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description
10.1	Product Licensing Agreement dated as of April 17, 2007 by and among Phantom Entertainment, Inc. and Ione Technology Inc.*
10.2	Product Licensing Agreement dated as of April 17, 2007 by and among Phantom Entertainment, Inc. and Ione Technology Inc.*

*	Incorporated by reference to the Company’s Current Report filed with the SEC on Form 8-K on May 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phantom Entertainment, Inc.

Date: May 3, 2007	/s/ Greg Koler

Greg Koler Chief Executive Officer